EXHIBIT 99.1

Total Entertainment Restaurant Corp. Reports Financial Results for the Fiscal Quarter Ended March 22, 2005

WICHITA, Kan., April 14, 2005 (PRIMEZONE) -- Total Entertainment Restaurant Corp. (Nasdaq:TENT) announced record revenues and earnings for the twelve-week first quarter ended March 22, 2005.

Highlights for the twelve-week first quarter ended March 22, 2005 compared to the twelve-week first quarter ended March 23, 2004:

  - Total revenues increased 16.3% to $39,355,000
  - Net income was $2,988,000 versus $2,641,000
  - Diluted earnings per share was $0.29 versus $0.25
  - Restaurant operating income increased 15.7% to $6,460,000
  - Comparable store sales increased 0.6%
  - Two (2) new units were opened

Steve Johnson, chief executive officer, stated, "We were pleased to report sales and earnings which exceeded the guidance given on our previous conference call. Sales were $350,000 more than the high end of our guidance and earnings exceeded our guidance by $0.03."

During the first quarter, the Company opened two (2) new restaurants -- Cary, NC and Indianapolis, IN. The Company expects to open 10-12 new restaurants in fiscal 2005. Five (5) units are under construction, contracts have been executed on four (4) more sites, and negotiations have begun on four (4) additional sites.

The Company currently operates 77 restaurants under the "Fox and Hound" and "Bailey's" brand names that each provide a social gathering place offering high quality food, drinks and entertainment in an upscale, casual environment.

Chief Executive Officer, Steven M. Johnson, and Chief Financial Officer, James K. Zielke, will host a conference call at 10:00 a.m. EDT on April 15, 2005 to discuss the fiscal 2005 first quarter earnings release. The call in number is 1-800-988-9506 and the confirmation code is "TENT". A recorded replay of the conference call will be available beginning April 15, 2005 through April 29, 2005. The replay call in number is 1-866-515-1615.

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and, therefore, there can be no assurance that the forward-looking statements included in this report will prove to be accurate. Our actual results may differ materially from the forward-looking statements contained herein. Factors that could cause actual results to differ from the results discussed in the forward-looking statements include, but are not limited to, potential increases in food, alcohol, labor, and other operating costs, changes in competition, the inability to find suitable new locations, changes in consumer preferences or spending patterns, changes in demographic trends, the effectiveness of our operating and growth initiatives and promotional efforts, and changes in government regulation. Further information about the factors that might affect the Company's financial and other results are included in the Company's 10-K and 10-Q, filed with the Securities and Exchange Commission. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the objectives and plans of the Company will be achieved.

                 Total Entertainment Restaurant Corp.
                   Unaudited Summary Financial Data
               ($ in thousands except per share amounts)

                                        Condensed Income Statements
                                       -----------------------------
                                         For the twelve weeks ended

                                                       (Restated)
                                    March 22, 2005   March 23, 2004
                                    ---------------------------------
                                       $        %         $      %
                                    ---------------------------------
 Food and beverage                  $ 37,074   94.2   $ 31,421   92.8
 Entertainment and other               2,281    5.8      2,426    7.2
                                    --------  -----   --------   ----
   Total net sales                    39,355  100.0     33,847  100.0

 Costs and expenses:
   Costs of sales                     10,402   26.5      9,116   26.9
   Restaurant operating
    expenses                          20,004   50.8     16,983   50.2
   Depreciation and
     amortization                      2,096    5.3      1,735    5.1
   Preopening costs                      393    1.0        432    1.3
   Asset Impairment                      -        -        -
                                    --------  -----   --------   ----
    Restaurant costs
     and expenses                     32,895   83.6     28,266   83.5
                                    --------  -----   --------   ----
 Restaurant operating
   income                              6,460   16.4      5,581   16.5
 General and administrative
   expenses                            2,018    5.1      1,745    5.1
 Loss on disposal of assets              --     --         --     --
                                    --------  -----   --------   ----
 Income from operations                4,442   11.3      3,836   11.4

 Other income/expense:
   Other income/(expense)                --     --           3    --
   Interest expense                      (49)  (0.1)       (52)  (0.2)
                                    --------  -----   --------   ----

 Income before income taxes            4,393   11.2      3,787   11.2
 Income tax expense                    1,405    3.6      1,146    3.4
                                    --------  -----   --------   ----
 Net income                          $ 2,988    7.6    $ 2,641    7.8
                                    ========  =====   ========   ====

 Earnings per share:
    Basic                             $ 0.30            $ 0.27
    Diluted                           $ 0.29            $ 0.25

 Shares used in computing earnings per share (in thousands):

    Basic                              9,961             9,851
    Diluted                           10,393            10,442

 Restaurants open at end
  of period                               77                66
 Comparable sales growth                 0.6%              1.8%

                                      Condensed Balance Sheets

                                  Mar. 22, 2005     Dec. 28, 2004
                                  -------------     -------------

 Current assets:
    Cash                               $ 700             $ 812
    Other current assets               5,102             6,093
                                    --------          --------
                                       5,802             6,905
 Property and equipment, net          70,860            68,381
 Intangibles and other assets          5,056             5,281
                                    --------          --------
                                    $ 81,718          $ 80,567
                                    ========          ========

 Current liabilities:
    Current portion of
      capital leases                     $ 8               $ 8
    Other current liabilities         13,264            13,133
                                    --------          --------

                                      13,272            13,141
 Notes payable                         1,170             3,680
 Obligations under capital
  lease, net of current
  portion                                887               889
 Accrued Rent                          8,180             7,938
 Other noncurrent liabilities          2,023             1,830
 Stockholders' equity                 56,186            53,089
                                    --------          --------
                                    $ 81,718          $ 80,567
                                    ========          ========

CONTACT: Total Entertainment Restaurant Corp.
         Jim Zielke
         InvestorRelations@totent.com
         316-634-0505 ext. 6221